EXHIBIT 10.2

SUBORDINATION AGREEMENT

(Affiliated Creditor)

This SUBORDINATION AGREEMENT, dated as of October 23, 2019 (this “Agreement”), is by and between Joseph V. Vittoria, an individual (the “Subordinated Lender”), and Puradyn Filter Technologies Incorporated, a Delaware corporation (the “Subordinated Borrower”).  The Subordinated Lender and the Subordinated Borrower are sometimes collectively referred to as the “Parties.”

WHEREAS, on March 25, 2019 the Subordinated Borrower issued the Subordinated Lender that certain Senior Secured Promissory Note in the principal amount of $9,129,430.15 (the “Secured Note”) which is secured in accordance with the terms of a Security Agreement of even date therewith by and between the Parties (the “Security Agreement”).

WHEREAS, the Subordinated Borrower is desirous of borrowing $43,100 from Kabbage® (“Kabbage”) under the terms of a Business Loan Agreement (the “Kabbage Loan”), the terms of which will require the Subordinated Borrower to grant Kabbage a security interest in its assets.

WHEREAS, the Subordinated Borrower has requested that the Subordinated Lender subordinate his security interest pursuant to the terms of the Secured Note and the Security Agreement to Kabbage so as to permit the Subordinated Borrower to obtain the Kabbage Loan, and the Subordinated Lender has agreed to such request.

Accordingly, the Subordinated Lender and the Subordinated Borrower, hereby agree as follows:

SECTION 1.

SUBORDINATION.

(a)

The Subordinated Lender hereby agrees that all Subordinated Obligations (as defined below) and all of his right, title and interest in and to the Subordinated Obligations shall be subordinate and junior in right of payment to the Kabbage Loan and all rights of Kabbage in respect of the Kabbage Loan, including, in each case, the payment of principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Kabbage Loan whether or not a claim for post-filing interest is allowed or allowable in any such proceeding), fees, charges, expenses, indemnities, reimbursement obligations and all other amounts payable thereunder or in respect thereof and all refinancings, replacements, substitutions and renewals of all of the foregoing (all of the above, collectively, the “Senior Obligations”). For purposes hereof, “Subordinated Obligations” means all obligations of the Subordinated Borrower to the Subordinated Lender in respect of the Secured Note and the Security Agreement.

(b)

Upon any distribution of the assets of the Subordinated Borrower or upon any dissolution, winding up, liquidation or reorganization of the Subordinated Borrower, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Subordinated Borrower, or otherwise:

(i)

Kabbage shall first be entitled to receive indefeasible payment in full of all Senior Obligations (whenever arising) and only after the Senior Obligations have been paid in full shall the Subordinated Lender be entitled to receive any payment on account of the Subordinated Obligations of the Subordinated Borrower, whether of principal, interest or otherwise; and

(ii)

any payment by, or on behalf of, or distribution of the assets of, the Subordinated Borrower of any kind or character, whether in cash, securities or other property, to which the Subordinated Lender would be entitled except for the provisions of this Section 1 shall be paid or delivered by the person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to Kabbage or its assigns, until all of the Senior Obligations have been paid in full.

(c)

The Parties acknowledge that this Agreement is a “subordination agreement” under section 510(a) of Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute (the “Bankruptcy Code”), which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to the Subordinated Borrower will include the Subordinated Borrower as a debtor-in-possession and any receiver or trustee for the Subordinated Borrower in an Insolvency or Liquidation Proceeding. For purposes of this Section 1(c), “Insolvency or Liquidation Proceeding” shall mean:

(A)

any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Subordinated Borrower;

(B)

any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Subordinated Borrower or with respect to a material portion of its assets;

(C)

any liquidation, dissolution, reorganization or winding up of the Subordinated Borrower whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(D)

any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Subordinated Borrower.

SECTION 2.

SENIOR OBLIGATIONS UNCONDITIONAL. All rights and interests of the Subordinated Lender, and all agreements and obligations of the Subordinated Borrower hereunder, shall remain in full force and effect irrespective of:

(a)

any lack of validity or enforceability of the Security Agreement or the Secured Note;

(b)

any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of, or consent to departure from, the Kabbage Note;

(c)

any exchange, release or nonperfection of any lien in any collateral;

(d)

any refinancing, replacement or substitution of the Senior Obligations or any portion thereof regardless of whether the terms and conditions thereof are less beneficial to the Subordinated Borrower; or

(e)

any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Subordinated Borrower in respect of the Senior Obligations, or of the Subordinated Lender or the Subordinated Borrower in respect of this Agreement.

SECTION 3.

NOTICES. All notices, requests and demands to or upon any party hereto shall be in writing and shall be given in the manner provided in the Secured Note and Security Agreement.

SECTION 4.

COUNTERPARTS. This Agreement may be executed by one or more of the parties on any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall be deemed to constitute but one instrument. Delivery of an executed signature page to this Agreement by facsimile transmission or electronic PDF delivery shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.

SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The Parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.

SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon the successors and assigns of each of the Subordinated Borrower and the Subordinated Lender and shall inure to the benefit of the Secured Parties and their respective successors and assigns.

SECTION 7.

GOVERNING LAW; JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA.  THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

PURADYN FILTER TECHNOLOGIES INCORPORATED

By	/s/ Edward S. Vittoria
Name:	Edward S. Vittoria
Title:	Chief Executive Officer

/s/ Joseph V, Vittoria
Joseph V. Vittoria

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